FIRST AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT

Between

OPPENHEIMERFUNDS DISTRIBUTOR, INC.

And

HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 1st day of May, 2002 between HARTFORD LIFE INSURANCE COMPANY (“Company”), OPPENHEIMERFUNDS DISTRIBUTOR, INC. (the “Distributor”) and OPPENHEIMERFUNDS SERVICES (“OFS”), a division of OppenheimerFunds, Inc.

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds,

NOW, THEREFORE, the parties agree as follows:

1.                          Schedules A and B shall be replaced by the attached Schedule A and Schedule B.

2.                          This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE		OPPENHEIMERFUNDS
COMPANY		DISTRIBUTOR, INC.

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	[Redacted]
Title:	Vice President	Senior Vice President,
Date:	May 21, 2002	Director of Retirement Plans
Date: May 13, 2002

OPPENHEIMERFUNDS SERVICES, a
division of OppenheimerFunds, Inc.

		By:	[Redacted]
[Redacted]
Vice President
		Date:	May 17, 2002

1

SCHEDULE A

Separate Accounts

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 Market

K, Kl, K2, K3, K4

TK, TKl, TK2, TK3, TK4

VK, VKl, VK2, VK3, VK4

UK, UKl, UK2, UK3, UK4

403 and 457 Markets

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC, Eleven

2

SCHEDULE B

(List of funds available - See Section 1 (a))

Oppenheimer Global Fund (Class A)

Oppenheimer Main Street Growth & Income Fund (Class A)

Oppenheimer Enterprise Fund (Class A)

Oppenheimer Strategic Income Fund (Class A)

Oppenheimer Capital Appreciation Fund (Class A)

Oppenheimer Global Growth and Income Fund (Class A)

Oppenheimer International Growth Fund (Class A)

Oppenheimer Quest Opportunity Fund (Class A)

Oppenheimer Quest Balanced Value Fund (Class A)

3

SECOND AMENDMENT TO THE RETAIL FUND PARTICIPATION AGREEMENT

Between

OPPENHEIMERFUNDS DISTRIBUTOR, INC.,

OPPENHEIMERFUNDS SERVICES

And

HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT, dated as of the 1st day of February, 2003, between HARTFORD LIFE INSURANCE COMPANY (“Company’’), OPPENHEIMERFUNDS DISTRIBUTOR, INC. (the “Distributor”) and OPPENHEIMERFUNDS SERVICES (“OFS”), a division of OppenheimerFunds, Inc., is made to the Retail Fund Participation Agreement dated September 20, 2000, as amended on May 1, 2002.

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds.

NOW, THEREFORE, the parties agree as follows:

1.              The existing Schedule B shall be replaced in its entirely by the attached Schedule B.

2.              This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE		OPPENHEIMERFUNDS
COMPANY		DISTRIBUTOR, INC.

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Name: [Redacted]
Title:	Vice President, Corporate	Director of Retirement Plans
Retirement Plans

OPPENHEIMERFUNDS SERVICES, a
division of OppenheimerFunds, Inc.

		By:	[Redacted]
[Redacted]
Senior Vice President

1

HARTFORD LIFE INSURANCE COMPANY

By:	[Redacted]
Name:	[Redacted]
Title:	Vice President, Corporate
Retirement Plans

OPPENHEIMERFUNDS SERVICES, a
division of OppenheimerFunds, Inc.

		By:	[Redacted]
[Redacted]
Senior Vice President

1

SCHEDULE B

(List of funds available - See Section 1(a))

Oppenheimer Global Fund (Class A)

Oppenheimer Main Street Fund (Class A)

Oppenheimer Enterprise Fund (Class A)

Oppenheimer Strategic Income Fund (Class A)

Oppenheimer Capital Appreciation Fund (Class A)

Oppenheimer Global Opportunities Fund (Class A)

Oppenheimer International Growth Fund (Class A)

Oppenheimer Quest Opportunity Fund (Class A)

Oppenheimer Quest Balanced Value Fund (Class A)

Oppenheimer Main Street Small Cap Fund (Class A)

Oppenheimer Developing Markets Fund (Class A)

2

THIRD AMENDMENT TO THE RETAIL FUND PARTICIPATION AGREEMENT

Between

OPPENHEIMERFUNDS DISTRIBUTOR, INC.,

OPPENHEIMERFUNDS SERVICES

And

HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT, dated as of the 30th day of September, 2004, between HARTFORD LIFE  INSURANCE COMPANY (“Company”), OPPENHEIMERFUNDS DISTRIBUTOR, INC.  (the “Distributor”)  and OPPENHEIMERFUNDS SERVICES (“OFS”), a division of OppenheimerFunds, Inc., is made to the Retail Fund Participation Agreement dated September 20, 2000, as amended on May l, 2002 and February 1, 2003 (the “Agreement”).·

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds; and

WHEREAS, defined terms in the Agreement shall have the same meaning in this Amendment.

NOW, THEREFORE, the parties agree as follows:

l.                All references to Class A shares shall also include Class N shares of the Oppenheimer Funds as identified in Schedule B at net asset value without a CDSC and without an upfront commission to the Broker-dealer at the time of purchase and the 12b-l fee will be payable quarterly to the Broker-dealer beginning in the first year pursuant to the terms of the prospectus.

2.            Schedule B  shall be replaced by the attached Schedule B.

3.            This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE		OPPENHEIMERFUNDS
COMPANY		DISTRIBUTOR, INC.

By:	[Redacted]	By:	[Redacted]
	[Redacted]		[Redacted]
	Vice President		Senior Vice President,
Director of Retirement Plans

Date:	9/30/2004	Date:

1

OPPENHEIMERFUNDS SERVICES, a
division of OppenheimerFunds, Inc.

By:	[Redacted]
[Redacted]
Senior Vice President

Date:

2

SCBEDULE B

(List of funds available - See Section 1(a))

Oppenheimer Global Fund (Class A and Class N)

Oppenheimer Main Street Growth & Income Fund (Class A and Class N)

Oppenheimer Enterprise Fund (Class A and Class N)

Oppenheimer Strategic Income Fund (Class A and Class N)

Oppenheimer Capital Appreciation Fund (Class A and Class N)

Oppenheimer Global Growth and Income Fund (Class A and Class N)

Oppenheimer International Growth Fund (Class A and Class N)

Oppenheimer Quest Opportunity Fund (Class A and Class N)

Oppenheimer Quest Balanced Value Fund (Class A and Class N)

Oppenheimer Main Street Small Cap Fund (Class A and Class N)

Oppenheimer Equity Fund (Class A and Class N)

Oppenheimer International Bond Fund (Class A and Class N)

Oppenheimer Main Street Fund (Class A and Class N)

Oppenheimer Capital Income Fund (Class A and Class N)

Oppenheimer Developing Markets Fund (Class A and Class N)

Oppenheimer Small Cap Value Fund (Class A and Class N)

3

FOURTH AMENDMENT TO THE RETAIL FUND PARTICIPATION AGREEMENT

Between

OPPENHEIMERFUNDS DISTRIBUTOR, INC.,

OPPENHEIMERFUNDS SERVICES

And

HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT, dated as of the 1st day of November, 2004, between HARTFORD LIFE INSURANCE COMPANY (“Company”), OPPENHEIMERFUNDS DISTRIBUTOR, INC. (the “Distributor”) and OPPENHEIMERFUNDS SERVICES (“OFS”), a division of OppenheimerFunds, Inc., is made to the Retail Fund Participation Agreement dated September 20, 2000, as amended on May 1, 2002, February 1, 2003, and September 30, 2004 (the “Agreement”).

WHEREAS, the parties desire to amend the Agreement to allow for the addition of the Oppenheimer Gold & Special Minerals Fund; and

WHEREAS, defined terms in the Agreement shall have the same meaning in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             Schedule B shall be replaced by the attached Schedule B.

2.             This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE		OPPENHEIMERFUNDS SERVICES, a
COMPANY		division of OppenheimerFunds, Inc.

By:	[Redacted]	By:	[Redacted]
	[Redacted]		[Redacted]
	Vice President		Vice President

Date:	4/5/05	Date:	3/14/05

OPPENHEIMERFUNDS
DISTRIBUTOR, INC.

By:	[Redacted]
[Redacted]
Senior Vice President,
Director of Retirement Plans

Date:	3/21/05

SCHEDULE B

(List of funds available- See Section 1(a))

Oppenheimer Capital Appreciation Fund (Class A and Class N)

Oppenheimer Capital Income Fund (Class A and Class N)

Oppenheimer Developing Markets Fund (Class A and Class N)

Oppenheimer Enterprise Fund (Class A and Class N)

Oppenheimer Equity Fund (Class A and Class N)

Oppenheimer Global Fund (Class A and Class N)

Oppenheimer Global Growth and Income Fund (Class A and Class N)

Oppenheimer Gold & Special Minerals Fund (Class A and Class N)

Oppenheimer International Bond Fund (Class A and Class N)

Oppenheimer International Growth Fund (Class A and Class N)

Oppenheimer Main Street Fund (Class A and Class N)

Oppenheimer Main Street Growth & Income Fund (Class A and Class N)

Oppenheimer Main Street Small Cap Fund (Class A and Class N)

Oppenheimer Quest Balanced Value Fund (Class A and Class N)

Oppenheimer Quest Opportunity Fund (Class A and Class N)

Oppenheimer Small Cap Value Fund (Class A and Class N)

Oppenheimer Strategic Income Fund (Class A and Class N)

2

FIFTH AMENDMENT TO THE

RETAIL FUND PARTICIPATION AGREEMENT (“Amendment”)

THIS AMENDMENT is effective as of the 22nd day of January, 2008, by and among OppenheimerFunds Services (“OFS”), a division or OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. (“OFDI”), and Hartford Life Insurance Company (“Company”) as parties to the Retail Fund Participation Agreement dated September 20, 2000, as amended (the “Agreement”).

WHEREAS, OFDI is the distributor for certain investment companies listed on Schedule B of the Agreement (the “Funds’’) that are registered under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds are underlying investments in certain Separate Accounts established and maintained by Company for investment by, among others, certain Contract owners and Company provides certain recordkeeping, reporting and processing services to certain Contract owners;

WHEREAS, OFS, OFDI and Company entered into the Agreement to provide for the purchase and redemption of Class A and Class N shares of the Funds on behalf of the Contract owners, in accordance with the terms or the Agreement;

WHEREAS, OFS and OFDI desire to include OppenheimerFunds, Inc. (“OFI”) as an additional party to the Agreement, and Company desires to consent to the addition of OFI as an additional party to the Agreement;

WHEREAS, Company desires to amend the Agreement to reflect a revised list or Separate Accounts as set forth on Schedule A to the Agreement; and

WHEREAS, the parties to the Agreement desire to amend the Agreement to provide for the purchase and redemption of Class Y shares of the Funds under the Agreement.

NOW THEREFORE, pursuant to Section 12(a) of the Agreement, OFS, OFDI, and Company hereby amend the Agreement as follows:

1.                                      OppenheimerFunds, Inc., a Colorado corporation (“OFI”), the corporate parent of OFDI and the corporation of which OFS is a division, is hereby made a party to the Agreement and all references to “each party” and “the parties” in the Agreement are hereby deemed to include OFI. Without limiting the foregoing, OFI may pay Company all or a portion or any fees payable to Company, except to the extent such payments arise from distribution payments made by a Fund to OFDI pursuant to a Rule 12b-1 plan.

2.                                      Schedule A of the Agreement is hereby deleted and rep laced with a revised Schedule A. Schedule B or the Agreement is hereby deleted and replaced with a revised Schedule B and a new Exhibit I to Schedule B, attached hereto. The parties agree that Schedule A, Schedule B and Exhibit I to Schedule B may be revised from time to time as necessary to reflect changes in the list or investment options made available under the Agreement.

3.                                      This Amendment may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery or an executed counterpart or this Amendment by facsimile shall be effective as delivery of a manually executed counterpart or this Amendment.

4.                                      Any terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to the Retail Fund Participation Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

HARTFORD LIFE INSURANCE COMPANY

By:	[Redacted]
	Name:	[Redacted]
	Title:	Vice President

OPPENHEIMERFUNDS DISTRIBUTOR, INC.

By:	[Redacted]
[Redacted]
Director of Retirement Plans

OPPENHEIMERFUNDS, INC.

By:	[Redacted]
[Redacted]
Senior Vice President

OPPENHEIMERFUNDS, SERVICES,
a division of OppenheimerFunds, Inc.

By:	[Redacted]
[Redacted]
Vice President

Schedule A

Separate Accounts

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, Kl, K2, K3, K4

TK, TKl, TK2, TK3, TK4

VK, VKl, VK2, VK3, VK4

UK, UKl, UK2, UK3, UK4, 401

403 and 457 Markets

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC,

Separate Account Two, Separate Account Eleven,

Separate Account Fourteen

Schedule B

December 7, 2007

List of Oppenheimer Funds Eligible to Participate in Retail Fund Participation Agreement

Oppenheimer Balanced Fund

Oppenheimer Baring China Fund

Oppenheimer Baring Japan Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Convertible Securities Fund

Oppenheimer Core Bond Fund

Oppenheimer Developing Markets Fund(1)

Oppenheimer Discovery Fund

Oppenheimer Dividend Growth Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund(1)

Oppenheimer International Value Fund

Oppenheimer LifeCycle Funds

Oppenheimer Limited-Term Government Fund

Oppenheimer Main Street Fund

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer MidCap Fund

Oppenheimer Money Market Fund, Inc.

Oppenheimer Portfolio Series

Oppenheimer Quest Balanced Fund

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

(1)   Fund closed effective March 1, 2006 to certain retirement plan investments; see Prospectus for details.

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund, Inc.

Oppenheimer Select Value Fund

Oppenheimer Small- & Mid- Cap Value Fund(2)

Oppenheimer Strategic Income Fund

Oppenheimer Total Return Bond Fund

Oppenheimer U.S. Government Trust

Oppenheimer Value Fund

Exhibit I to Schedule B

LIST OF APPROVED CLASSES OF SHARES OF FUNDS (THE “FUND SHARES”)*

LISTED ON SCHEDULE B

Class A

Class N

Class Y

*                       The purchase, exchange or redemption of a Fund’s Class B and Class C shares are not permitted under this Agreement.

SIXTH AMENDMENT TO THE RETAIL FUND

PARTICIPATION AGREEMENT

THIS AMENDMENT (“Amendment”) dated this 25th day of Feb., 2011, amends that certain Retail Fund Participation Agreement dated September 20, 2000, as amended (the “Agreement”), is entered into by and  among OppenheimerFunds, Inc., (“OFI”) on behalf of itself and  its division Oppenheimer Funds Services  (“OFS”),  OppenheimerFunds Distributor,  Inc. (“OFDI”),  and  Hartford  Life  Insurance Company (“Company”).

WHEREAS, OFDI is the distributor for certain investment companies listed on Schedule B to the Agreement (the “Funds’’) that are registered under the Investment Company Act of 1940, as amended; and

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the “Contracts”) in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the “Code’’); and

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company to set aside and invest assets attributable to the Contracts; and

WHEREAS, the Company purchases shares of the Funds on behalf of each corresponding Separate Account to fund the Contracts; and

WHEREAS, the Funds are underlying investments in certain Separate Accounts established and maintained by Company for investment by, among others, certain Contract owners, and Company provides certain recordkeeping, reporting and processing services to certain Contract owners; and

WHEREAS, the parties previously entered into the Agreement to provide for the purchase and redemption of shares of the Funds on behalf of Contract owners, in accordance with the terms of the Agreement; and

WHEREAS, Hartford Securities Distribution Company, Inc. (“HSD”) is a broker-dealer registered with the Securities and Exchange Commission under the Securities Act of 1934, a member of the Financial Industry Regulatory Authority, and an affiliate of the Company; and

WHEREAS, HSD is the principal underwriter of the Contracts; and

WHEREAS, the parties to the Agreement desire to amend the Agreement to  revise  the compensation payable under the Agreement as set forth on Schedule C to the Agreement; and

WHEREAS, the parties to the Agreement desire to further clarify that compensation paid by OFDI under this Agreement pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, shall be paid to HSD.

NOW THEREFORE, pursuant to Section 12(a) of the Agreement, the parties to the Agreement hereby amend the Agreement as follows:

1.                                      Effective as of the first day of the month in which the “Transition Date” occurs, Schedule C of the Agreement is hereby deleted and replaced with the Schedule C attached to this Amendment.  The term “Transition Date” in the preceding sentence means “Transition Date” as defined in Section 1(n)(i) of the Retirement Plan Mutual Fund Program Agreement dated September l, 2006, by and among OFDI, OFI (on its own behalf and on behalf of its division OFS), Hartford Securities Distribution Company, Inc., and Hartford Retirement Services, LLC, as amended.

2.                                      This Amendment may be executed in one or more counterparts, each of  which  when  so  executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

3.                                      Any terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to the Retail Fund Participation Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

HARTFORD LIFE INSURANCE COMPANY		OPPENHEIMERFUNDS, INC. (on behalf of
itself and its division Oppenheimer Funds
Services)

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Name:	[Redacted]
Title:	AVP	Title:	SVP

OPPENHEIMERFUNDS DISTRIBUTOR,
INC.

		By:	[Redacted]
		Name:	[Redacted]
		Title:	SVP

Schedule C

Fees to the Company

1.             Service Fee.

Administrative services to Contract owners shall be the responsibility of the Company solely and shall not be the responsibility of OFS, the Distributor or the Funds. The Distributor and OFS recognize the Company as the sole shareholder of Fund shares issued under this Participation Agreement, and that substantial savings may be derived in administrative expenses, such as significant reductions in postage expense and shareholder communications, by virtue of having a sole shareholder for each of the Accounts rather than multiple shareholders. In consideration of the administrative savings resulting from such arrangement, OFS agrees to pay to the Company an annual fee of 25 basis points per Oppenheimer fund investment account (calculated on the average daily net assets in each account). OFS agrees to pay such  fee on a quarterly basis. The service fee is intended to compensate the Company  for  administrative  services only and is not intended to constitute payment in any manner for investment advisory or distribution services. Each payment will be accompanied by a statement showing the calculation of the fee payable to Company for the quarter and such other supporting data as may be reasonably requested by Company.

OFS will make such payments to the Company within thirty (30) days after the end of each calendar quarter. Each payment will be accompanied by a statement showing the calculation of the fee payable to the Company for the quarter and such other supporting data as may be mutually agreed upon by OFS and the Company.

Payment of the service fee shall be made only for those participant accounts that are actively funded (i.e., accounts holding at least one full share of an Oppenheimer fund). The payment of this fee shall not apply to loan repayment accounts or forfeiture accounts. The Company will provide OFS an invoice after the end of each quarter, identifying the broker-dealer of record and representative of record, if applicable, and outlining the number of subaccounts and/or assets subject to the aforementioned fees and OFS will make such payment to the Company within 30 business days of receipt of the invoice. Invoices submitted in excess of 60 days of the time period to which the invoice relates are subject to non-payment.

Such fee is subject to periodic review of services provided by the Company and cost savings to OFS and may be revised by OFS at any time upon notice to the Company.

2.                                      12b-1 Fees.

OFDI may compensate dealers, brokers, banks and other financial institutions, under the terms set forth in each applicable Fund’s Prospectus and distribution plan (“Rule 12b-1 plan”) pursuant  to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), for providing personal service and maintenance of accounts of such entities’ customers  that  hold  Fund Shares. Such compensation is referred to herein as a “12b-1 service fee.” The services to be provided in return for payment of a 12b-1 service fee include, among others:

(a)                                 answering customer inquiries about the Fund and providing other personal service;

(b)                                 assisting in establishing and maintaining accounts in the Fund;

(c)                                  making the Funds available and providing other services at the request of the Fund or OFDI.

Fees paid in accordance with each Fund’s Rule 12b plan as described and identified in this Section of Schedule C will be made payable to HSD. The amount of the 12b-l service fee, the calculation of the 12b- l service fee and the payment of the 12b-1 service fee shall be consistent with the terms set forth in each applicable Fund’s Prospectus, Statement of Additional Information and  Rule 12b-l plan. The payment of the 12b-l service fee to HSD by or on behalf of a Fund is subject to the limitations set forth in the applicable Rule l2b-l plan and in accordance with the separate dealer agreement between HSD and OFDI, and may be reduced, revised or terminated altogether at any time at the discretion of that Fund’s board of trustees or directors, as the case may be.

SEVENTH AMENDMENT TO THE RETAIL FUND
PARTICIPATION AGREEMENT

THIS AMENDMENT (“Amendment”) dated this 28th day of April, 2016, amends that certain Retail Fund Participation Agreement dated September 20, 2000, as amended (the “Agreement”), and is entered into by and among Shareholder Services, Inc. (“SSI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Hartford Life Insurance Company (“Company”) acting through its administrator and attorney-in-fact, Massachusetts Mutual Life Insurance Company (“MassMutual”).

WHEREAS, the parties to the Agreement desire to amend the Agreement to revise the funds available under the Agreement as set forth on Schedule B to the Agreement; and

NOW THEREFORE, pursuant to Section 12(a) of the Agreement, the parties to the Agreement hereby amend the Agreement as follows:

1.                                      Effective May 1, 2016 Schedule B and Exhibit 1 to Schedule Bare hereby deleted and replaced with the new Schedule B attached hereto.

2.                                      Except as amended herein, the terms and· conditions contained in the Agreement shall remain in full force and effect.

3.                                      This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to the Retail Fund Participation Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

HARTFORD LIFE INSURANCE COMPANY		SHAREHOLDER SERVICES, INC.
By Massachusetts Mutual Life Insurance Company, Its Administrator

By:	[Redacted]	By:	[Redacted]
Name: [Redacted]		Name: [Redacted]
Title: Senior Vice President		Title: VP

OPPENHEIMERFUNDS DISTRIBUTOR, INC.

		By:	[Redacted]
Name: [Redacted]
Title: SVP

SCHEDULE B

Class A, Class R and Class Y shares of the following Funds:

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Core Bond Fund

Oppenheimer Corporate Bond Fund

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Discovery Mid Cap Growth Fund

Oppenheimer Dividend Opportunity Fund

Oppenheimer Emerging Markets Innovators Fund

Oppenheimer Emerging Markets Local Debt Fund

Oppenheimer Equity Fund

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Fundamental Alternatives Fund

Oppenheimer Global Fund

Oppenheimer Global Allocation Fund

Oppenheimer Global Multi-Alternatives

Oppenheimer Global Multi-Asset Income Fund

Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Real Estate Fund

Oppenheimer Global Strategic Income Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small-Mid Company Fund

Oppenheimer International Value Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited -Term Bond

Oppenheimer Main Street Fund

Oppenheimer Main Street Select Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Main Street Mid-Cap Fund

Oppenheimer Money Market Fund

Oppenheimer Portfolio Series

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Plus Fund

Oppenheimer Mid- Cap Value Fund

Oppenheimer Value Fund

2

EIGHTH AMENDMENT TO THE RETAIL FUND
PARTICIPATION AGREEMENT

THIS EIGHTH AMENDMENT (“Amendment”) dated this 29th day of January, 2019, amends that certain Retail Fund Participation Agreement dated September 20, 2000, as amended (the “Agreement”), entered into by and among Shareholder Services, Inc. (“SSI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Talcott Resolution Life Insurance Company (formerly named Hartford Life Insurance Company) (“Company”) acting through its administrator and attorney-in fact Massachusetts Mutual Life Insurance Company (“ MassMutual”).

WHEREAS, effective June l, 2018 Hartford Life Insurance Company changed its name to Talcott Resolution Life Insurance Company;

WHEREAS, the parties have entered into the Agreement, whereby Company may purchase and redeem Class A, R, and Y shares of the Funds on behalf of certain Contract owners· and

WHEREAS, the parties desire to amend the Agreement to revise the Funds and share classes available under the Agreement as set forth on Schedule B to the Agreement and to allow the purchase and redemption of Class I shares,

NOW THEREFORE, pursuant to Section 12(a) of the Agreement, the parties to the Agreement hereby amend the Agreement as follows:

1.              All references in the Agreement to Class A shares or Class N shares of the Funds, shall be deemed to include Class A, R, Y and Class I shares of the Funds as identified on Schedule B.

2.              Section 6 is amended by adding the following new Subsection (k) as follows:

“(k)  Notwithstanding anything to the contrary in this Agreement, or any possible inference to the contrary; Company acknowledges and agrees that no fees or any other compensation will be paid to Company by SSI or any of their affiliates for assets invested in Class I shares of the Funds.”

3.              The existing Subsection (k) of the Agreement is hereby re-designated as Subsection (l).

4.              Schedule C is hereby amended by adding the following new paragraph at the end thereof:

“Company represents that it is eligible to purchase Class I shares of the Funds pursuant to all of the terms and conditions of each applicable Prospectus and SAI. Notwithstanding any other provision of the Agreement, Company shall not invoice, nor shall it be entitled to receive any payment under this Agreement for any Contract assets invested in Class I shares of the Funds.”

5.              Except as amended herein, the terms and conditions contained in the Agreement shall remain in full force and effect.

6.              This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to the Retail Fund Participation Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
By Massachusetts Mutual Life Insurance Company, its

By:	[Redacted]
Name: [Redacted]
Title: Head of Investment Solution Innovation

SHAREHOLDER SERVICES, INC.		OPPENHEIMERFUNDS DISTRIBUTOR, INC.

By:	[Redacted]	By:	[Redacted]
Name: [Redacted]		Name: [Redacted]
Title: SVP SSI, OFI		Title: SVP
President, SSI

2

SCHEDULE B

The following is the list of Funds available under this Agreement, which SSI or OFDI may update from time to time, with a copy to Company in due course. The fees described in Section 4 of the Agreement and Schedule C apply only to the Contracts for which Company provides services.

Class A, Class R, Class Y and Class I shares of the following Funds:

OPPENHEIMER CAPITAL APPRECIATION FUND

OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CORPORATE BOND FUND -NAME CHANGE TO OPPENHEIMER INTERMEDIATE INCOME FUND EFFECTIVE JAN 14, 2019

OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMER DISCOVERY FUND

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

OPPENHEIMER DIVIDEND OPPORTUNITY FUND

OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

OPPENHEIMER EQUITY INCOME FUND

OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

OPPENHEIMER GLOBAL FUND

OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL HIGH YIELD FUND

OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

OPPENHEIMER GLOBAL OPPORTUNITIES FUND

OPPENHEIMER GLOBAL REAL ESTATE FUND

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

OPPENHEIMER GLOBAL UNCONSTRAINED BOND

OPPENHEIMER GLOBAL FOCUS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOVERNMENT CASH RESERVES

OPPENHEIMER GOVERNMENT MONEY MARKET FUND

OPPENHEIMER INTERNATIONAL BOND FUND

OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

OPPENHEIMER INTERNATIONAL EQUITY FUND

OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMER INTERNATIONAL GROWTH ANO INCOME FUND

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

OPPENHEIMER LIMITED TERM GOVERNMENT FUND

OPPENHEIMER LIMITED-TERM BOND FUND

MACQUARIE GLOBAL INFRASTRUCTURE FUND

OPPENHEIMER MAIN STREET FUND

OPPENHEIMER MAIN STREET ALL CAP FUND

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OPPENHEIMER MAIN STREET MID CAP FUND

OPPENHEIMER MAIN STREET SMALL CAP FUND

OPPENHEIMER MID CAP VALUE FUND

OPPENHEIMER PORTFOLIO SERIES: ACTIVE ALLOCATION FUND

OPPENHEIMER PORTFOLIO SERIES: CONSERVATIVE INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES: EQUITY INVESTOR FUND - NAME CHANGE TO OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND EFFECTIVE FEBRUARY 1, 2019.

OPPENHEIMER PORTFOLIO SERIES: MODERATE INVESTOR FUND

OPPENHEIMER REAL ESTATE FUND

OPPENHEIMER RISING DIVIDENDS FUND

OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

OPPENHEIMER SMALL CAP VALUE FUND

OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

OPPENHEIMER STEELPATH PANORAMIC FUND

OPPENHEIMER TOTAL RETURN BOND FUND

OPPENHEIMER VALUE FUND

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